POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ HOWARD G. BUFFETT
____________________________________
Howard G. Buffett, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JAMES E. CHESTNUT
James E. Chestnut, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOHN L. CLENDENIN
John L. Clendenin, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOHNNETTA B. COLE
Johnnetta B. Cole, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ J. TREVOR EYTON
J. Trevor Eyton, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOSEPH R. GLADDEN, JR.
Joseph R. Gladden, Jr., Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ CLAUSE M. HALLE
Clause M. Halle, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ L. PHILLIP HUMANN
L. Phillip Humann, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/   JOHN E. JACOB
John E. Jacob, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ ROBERT A. KELLER
Robert A. Keller, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JEAN-CLAUDE KILLY
Jean-Claude Killy, Director
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint J. Guy Beatty, Jr., Secretary of the Company, E. Liston Bishop III, Vice President and Deputy General Counsel of the Company, Lowry F. Kline, Executive Vice President and Chief Administrative Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with the Coca-Cola Enterprises Inc. 2000 Restricted Stock Awards, and causing such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ S. L. PROBASCO, JR.
S. L. Probasco, Jr., Director
Coca-Cola Enterprises Inc.